SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2006 (November 9, 2006)

EPL Intermediate, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-115644	13-4092105

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

3333 Michelson Drive, Suite 550, Irvine, California 92612

(Address of principal executive offices) (Zip Code)

(949) 399-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EPL Intermediate, Inc.
Current Report on Form 8-K

Item 2.02 Results of Operations and Financial Condition.

On November 9, 2006, EPL Intermediate, Inc. issued a press release reporting sales and earnings results for the third quarter ended September 27, 2006 (the “Press Release”).

A copy of the Press Release is being furnished to the Securities and Exchange Commission as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. We do not intend for this exhibit to be incorporated by reference into future filings under the Securities Exchange Act of 1934, as amended.

The Press Release includes “non-GAAP financial measures” within the meaning of the Securities and Exchange Commission’s Regulation G. With respect to such non-GAAP financial measures, we have disclosed in the Press Release the most directly comparable financial measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”) and have provided a reconciliation of such non-GAAP financial measure to the most directly comparable GAAP financial measure.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Title

99.1	Press Release of EPL Intermediate, Inc., dated November 9, 2006.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2006	EPL INTERMEDIATE, INC.

	By:	/s/ JOSEPH N. STEIN

	Name:	Joseph N. Stein
	Title:	Vice President